SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2003

UNITED FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

North Carolina	000-50018	55-0796470
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1128 South Main Street, Graham, North Carolina 27253
(Address of principal executive offices)

Registrant’s telephone number, including area code    (336) 226-1223

Not Applicable
(Former address of principal executive offices)

Item 5.

Announcement of Stock Split

Registrant issued a press release to report that the Board of Directors declared a five-for-four stock split to be effected in the form of a 25% stock dividend payable on February 17, 2003 to shareholders of record on January 31, 2003. The registrant’s transfer agent will be forwarding stock certificates representing the 25% stock dividend immediately after the payment date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FINANCIAL, INC.

By:	/s/ William M. Griffith, Jr.
William M. Griffith, Jr. President and CEO

Dated:    January 17, 2003

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release

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